UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

ONE LIBERTY PROPERTIES, INC.

(Exact name of Registrant as specified in charter)

Maryland	001-09279	13-3147497
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021

(Address of principal executive offices) (Zip code)

516-466-3100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.05	Amendment to Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In June 2019, our Board adopted amendments to our Code of Business Conduct and Ethics, among other things, to clarify and/or amend provisions relating to conflicts of interest, use of our assets, the receipt and/or provision of loans, gifts and entertainment, insider trading and related party transactions. This summary of the amendments to the code is qualified in its entirety by reference to the full text of the code, which, as amended and restated (the “Code”), is filed as Exhibit 14.1 to this report. A copy of the Code is also available within the “Corporate Governance” section of our website at www.1liberty.com.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on June 13, 2019, proposals 1, 2 and 3 presented to stockholders were approved. The proposals are described in detail in our definitive proxy statement dated April 18, 2019. Set forth below is a summary of the proposals and the voting results with respect thereto.

Proposal 1 – Election of Directors

To elect the directors named below for a three-year term (with the votes as indicated):

	For	Against	Abstain	Broker Non-Votes
Jeffrey A. Gould	13,437,195	711,931	45,220	4,504,904
Matthew J. Gould	13,383,662	768,561	42,123	4,504,904
J. Robert Lovejoy	11,418,373	2,731,141	44,832	4,504,904

Proposal 2 – Incentive Plan

To approve the 2019 Incentive Plan (with the votes as indicated):

For	Against	Abstain	Broker Non-Votes
11,537,563	2,559,118	97,664	4,504,904

Proposal 3 – Ratification of the Selection of Independent Registered Public Accounting Firm

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ended December 31, 2019 (with the vote as indicated):

For	Against	Abstain
18,470,291	141,504	87,454

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial statements and exhibits

(d) Exhibits

Exhibit No.	Title of Exhibit
4.1	Registrant’s 2019 Incentive Plan
14.1	Registrant’s Amended and Restated Code of Business Conduct and Ethics dated June 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE LIBERTY PROPERTIES, INC.

Date: June 13, 2019	By:	/s/ David W. Kalish
David W. Kalish
Senior Vice President – Finance

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